Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2006

                       AMERICAN CARESOURCE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-51603                 20-0428586
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      (State or Other           (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

8080 Tristar Drive, Irving, Texas                                          75063
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (214) 596-2400


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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 15, 2006, American CareSource Holdings, Inc. issued a press release announcing its results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed".

Exhibit No.             Description
-----------             -----------

99.1 Press Release of American CareSource Holdings, Inc., dated May 15, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN CARESOURCE HOLDINGS, INC.


Date: May 15, 2006                           By: /s/ David S. Boone
                                                 ------------------------------
                                                 David S. Boone
                                                 Chief Financial Officer & Chief
                                                 Operating Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1 Press Release of American CareSource Holdings, Inc., dated May 15, 2006.